                                                                   EXHIBIT 10.12

                            AESOP FUNDING II L.L.C.,
                                    as Issuer

                          AVIS RENT A CAR SYSTEM, INC.,
                                as Administrator

                              CENDANT CORPORATION,
                                  as Purchaser

                                       and

                              THE BANK OF NEW YORK,
                       as Trustee and Series 2003-1 Agent

                                   ----------

                            SERIES 2003-1 SUPPLEMENT
                          dated as of January 28, 2003

                                       to

                       AMENDED AND RESTATED BASE INDENTURE
                            dated as of July 30, 1997

                                   ----------


                                TABLE OF CONTENTS

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ARTICLE I       DEFINITIONS...............................................................................1

ARTICLE II      PURCHASE AND SALE OF SERIES 2003-1 NOTES;  INCREASES AND DECREASES OF SERIES 2003-1
                INVESTED AMOUNT..........................................................................15

     Section 2.1.   Purchase of the Series 2003-1 Notes..................................................15
     Section 2.2.   Delivery.............................................................................16
     Section 2.3.   Procedure for Initial Issuance and for Increasing the Series 2003-1 Invested
                    Amount...............................................................................16
     Section 2.4.   Procedure for Decreasing the Series 2003-1 Invested Amount; Optional
                    Termination..........................................................................17
     Section 2.5.   Increases and Reductions of the Series 2003-1 Maximum Invested Amount;
                    Extensions of the Scheduled Expiry Date..............................................18
     Section 2.6.   Interest.............................................................................18
     Section 2.7.   Indemnification by AFC-II............................................................18

ARTICLE III     SERIES 2003-1 ALLOCATIONS................................................................19

     Section 3.1.   Establishment of Series 2003-1 Collection Account, Series 2003-1 Excess
                    Collection Account and Series 2003-1 Accrued Interest Account........................19
     Section 3.2.   Allocations with Respect to the Series 2003-1 Notes..................................19
     Section 3.3.   Note Interest with respect to the Series 2003-1 Notes................................23
     Section 3.4.   Payment of Note Interest.............................................................25
     Section 3.5.   Payment of Note Principal............................................................25
     Section 3.6.   Administrator's Failure to Instruct the Trustee to Make a Deposit or Payment.........29
     Section 3.7.   Series 2003-1 Reserve Account........................................................29
     Section 3.8.   Series 2003-1 Letters of Credit and Series 2003-1 Cash Collateral Account............31
     Section 3.9.   Series 2003-1 Distribution Account...................................................36
     Section 3.10.  Series 2003-1 Demand Notes Constitute Additional Collateral for Series 2003-1
                    Notes................................................................................37
     Section 3.11.  Payments to Purchaser................................................................37

ARTICLE IV      AMORTIZATION EVENTS......................................................................37

ARTICLE V       CONDITIONS PRECEDENT.....................................................................39

     Section 5.1.   Conditions Precedent to Effectiveness of Supplement..................................39

ARTICLE VI      REPRESENTATIONS AND WARRANTIES, COVENANTS................................................41

     Section 6.1.   Representations and Warranties of AFC-II and the Administrator.......................41
     Section 6.2.   Covenants of AFC-II and the Administrator............................................42

                                       (i)

                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE VII     GENERAL..................................................................................42

     Section 7.1.   Successors and Assigns...............................................................42
     Section 7.2.   Securities Law.......................................................................42
     Section 7.3.   Adjustments; Set-off.................................................................43
     Section 7.4.   No Bankruptcy Petition...............................................................43
     Section 7.5.   Limited Recourse.....................................................................43
     Section 7.6.   Costs and Expenses...................................................................44
     Section 7.7.   Exhibits.............................................................................44
     Section 7.8.   Ratification of Base Indenture.......................................................44
     Section 7.9.   Counterparts.........................................................................44
     Section 7.10.  Governing Law........................................................................44
     Section 7.11.  Amendments...........................................................................44
     Section 7.12.  Discharge of Indenture...............................................................45
     Section 7.13.  Capitalization of AFC-II.............................................................45
     Section 7.14.  Series 2003-1 Demand Notes...........................................................45
     Section 7.15.  Termination of Supplement............................................................45
     Section 7.16.  No Waiver; Cumulative Remedies.......................................................45
     Section 7.17.  Waiver of Setoff.....................................................................45
     Section 7.18.  Notices..............................................................................45

                                      (ii)

          SERIES 2003-1 SUPPLEMENT, dated as of January 28, 2003 (this "SUPPLEMENT"), among AESOP FUNDING II L.L.C., a special purpose limited liability company established under the laws of Delaware ("AFC-II"), AVIS RENT A CAR SYSTEM, INC., a Delaware corporation, as administrator (the "ADMINISTRATOR"), CENDANT CORPORATION, as Purchaser (the "PURCHASER" or "CENDANT"), THE BANK OF NEW YORK, a New York banking corporation, as successor in interest to the corporate trust administration of Harris Trust and Savings Bank, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "TRUSTEE") and THE BANK OF NEW YORK, a New York banking corporation, as agent for the benefit of the Series 2003-1 Noteholders (the "SERIES 2003-1 AGENT"), to the Amended and Restated Base Indenture, dated as of July 30, 1997, between AFC-II and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "BASE INDENTURE").

                              PRELIMINARY STATEMENT

          WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that AFC-II and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION

          There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Variable Funding Rental Car Asset Backed Notes, Series 2003-1.

          The proceeds from the sale of the Series 2003-1 Notes shall be deposited in the Collection Account and shall be paid to AFC-II and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles are available for acquisition or refinancing thereunder on the date hereof. Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

          The Series 2003-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                    ARTICLE I

                                   DEFINITIONS

          (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2003-1 Notes and not to any other Series of Notes issued by AFC-II.

          (b) The following words and phrases shall have the following meanings with respect to the Series 2003-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "ADMINISTRATOR" is defined in the recitals hereto.

          "AGH" means Avis Group Holdings, Inc., a Delaware corporation.

          "BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

          "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday or
(b) a day on which banking institutions in New York, New York, Chicago, Illinois or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

          "CERTIFICATE OF LEASE DEFICIT DEMAND" means a certificate in the form of ANNEX A to the Series 2003-1 Letters of Credit.

          "CERTIFICATE OF TERMINATION DATE DEMAND" means a certificate in the form of ANNEX D to the Series 2003-1 Letters of Credit.

          "CERTIFICATE OF TERMINATION DEMAND" means a certificate in the form of ANNEX C to the Series 2003-1 Letters of Credit.

          "CERTIFICATE OF UNPAID DEMAND NOTE DEMAND" means a certificate in the form of ANNEX B to the Series 2003-1 Letters of Credit.

          "CHANGE IN CONTROL" means (a) Cendant shall at any time cease to own or control, directly or indirectly, greater than 50% of the Voting Stock of AGH or ARAC, any Lessee, the Sublessee or the Administrator or (b) either AFC-II or AESOP Leasing is no longer indirectly wholly-owned by AGH.

          "CLAIM" is defined in Section 2.7.

          "COMPANY INDEMNIFIED PERSON" is defined in Section 2.7.

          "DECREASE" is defined in Section 2.4(a).

          "DEMAND NOTE ISSUER" means each issuer of a Series 2003-1 Demand Note.

          "DISBURSEMENT" means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Series 2003-1 Letter of Credit, or any combination thereof, as the context may require.

          "EFFECTIVE DATE" is defined in Section 5.1.

          "EXCESS COLLECTIONS" is defined in Section 3.3(e)(i).

          "EXCLUDED TAXES" means, with respect to the Purchaser or any other recipient of any payment to be made by or on account of any obligation of AFC-II hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or by any other Governmental Authority, in each case, as a result of a present or former connection between the United States of America or the jurisdiction of such Governmental Authority imposing such tax, as the case may be, and the Purchaser or any other such recipient (except a connection arising solely from the Purchaser's or such recipient's having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2003-1 Notes) and (b) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction in which AFC-II is located (except any such branch profits or similar tax imposed as a result of a connection with the United States of America or other jurisdiction as a result of a connection arising solely from the Purchaser's or such recipient's having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2003-1 Notes).

          "EXPIRY DATE" means the earlier of (a) the Scheduled Expiry Date with respect to the Purchaser and (b) the date on which an Amortization Event with respect to the Series 2003-1 Notes shall have been declared or automatically occurred.

          "INCREASE" is defined in Section 2.3(a).

          "INCREASE AMOUNT" is defined in Section 2.3(a).

          "INCREASE DATE" is defined in Section 2.3(a).

          "LEASE DEFICIT DISBURSEMENT" means an amount drawn under a Series 2003-1 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

          "LIBOR" means, with respect to each Series 2003-1 Interest Period, a rate per annum to be determined by the Trustee as follows:

          (i) On each LIBOR Determination Date, the Trustee will determine the London interbank offered rate for U.S. dollar deposits for one month that appears on Telerate Page 3750 as it relates to U.S. dollars as of 11:00 a.m., London time, on such LIBOR Determination Date:

          (ii) If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Trustee will request that the principal London offices of each of four major banks in the London interbank market selected by the Trustee provide the Trustee with offered quotations for deposits in U.S. dollars for a period of one month, commencing on the first day of such Series 2003-1 Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Series 2003-1 Interest Period will be the arithmetic mean of such quotations; or

          (iii) If fewer than two such quotations are provided, "LIBOR" for such Series 2003-1 Interest Period will be the arithmetic mean of rates quoted by three major banks in the City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a period of one month, commencing on the first day of such Series 2003-1 Interest Period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, "LIBOR" for such Series 2003-1 Interest Period will be the same as "LIBOR" for the immediately preceding Series 2003-1 Interest Period.

          "LOC PRO RATA SHARE" means, with respect to any Series 2003-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2003-1 Letter of Credit Provider's Series 2003-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2003-1 Letters of Credit as of such date; PROVIDED that only for purposes of calculating the LOC Pro Rata Share with respect to any Series 2003-1 Letter of Credit Provider as of any date, if such Series 2003-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2003-1 Letter of Credit made prior to such date, the available amount under such Series 2003-1 Letter of Credit Provider's Series 2003-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2003-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (PROVIDED that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any demand under its Series 2003-1 Letter of Credit).

          "LIBOR DETERMINATION DATE" means, with respect to any Series 2003-1 Interest Period, the second London Banking Day preceding the first day of such Series 2003-1 Interest Period.

          "LONDON BANKING DAY" means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "MONTHLY TOTAL PRINCIPAL ALLOCATION" means for any Related Month the sum of all Series 2003-1 Principal Allocations with respect to such Related Month.

          "MOODY'S" means Moody's Investors Service.

          "OPTIONAL TERMINATION DATE" is defined in Section 2.4(b).

          "OPTIONAL TERMINATION NOTICE" is defined in Section 2.4(b).

          "OUTSTANDING" means, with respect to the Series 2003-1 Notes, the Series 2003-1 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 2003-1 Notes and to the Purchaser hereunder shall not have been paid in full.

          "PAST DUE RENT PAYMENT" is defined in Section 3.2(f).

          "PREFERENCE AMOUNT" means any amount previously distributed to the Purchaser on or relating to a Series 2003-1 Note that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of a Demand Note Issuer pursuant to the United State Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          "PRE-PREFERENCE PERIOD DEMAND NOTE PAYMENTS" means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2003-1 Demand Notes included in the Series 2003-1 Demand Note Payment Amount as of the Series 2003-1 Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2003-1 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

          "PRINCIPAL DEFICIT AMOUNT" means, on any date of determination, the excess, if any, of (i) the Series 2003-1 Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the Series 2003-1 AESOP I Operating Lease Loan Agreement Borrowing Base on such date.

          "PURCHASER" is defined in the recitals hereto.

          "RECORD DATE" means, with respect to each Distribution Date, the immediately preceding Business Day.

          "SCHEDULED EXPIRY DATE" shall mean the later of (a) January 28, 2006 and (b) the last day of any extension thereof made in accordance with Section 2.5(b).

          "SERIES 1998-1 NOTES" means the Series of Notes designated as the Series 1998-1 Notes.

          "SERIES 2000-1 NOTES" means the Series of Notes designated as the Series 2000-1 Notes.

          "SERIES 2000-2 NOTES" means the Series of Notes designated as the Series 2000-2 Notes.

          "SERIES 2000-3 NOTES" means the Series of Notes designated as the Series 2000-3 Notes.

          "SERIES 2000-4 NOTES" means the Series of Notes designated as the Series 2000-4 Notes.

          "SERIES 2001-1 NOTES" means the Series of Notes designated as the Series 2001-1 Notes.

          "SERIES 2001-2 NOTES" means the Series of Notes designated as the Series 2001-2 Notes.

          "SERIES 2002-1 NOTES" means the Series of Notes designated as the Series 2002-1 Notes.

          "SERIES 2002-2 NOTES" means the Series of Notes designated as the Series 2002-2 Notes.

          "SERIES 2002-3 NOTES" means the Series of Notes designated as the Series 2002-3 Notes.

          "SERIES 2002-4 NOTES" means the Series of Notes designated as the Series 2002-4 Notes.

          "SERIES 2003-1 ACCRUED INTEREST ACCOUNT" is defined in Section 3.1(b).

          "SERIES 2003-1 AESOP I OPERATING LEASE LOAN AGREEMENT BORROWING BASE" means, as of any date of determination, the product of (a) the Series 2003-1 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date.

          "SERIES 2003-1 AESOP I OPERATING LEASE VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage (which percentage shall never exceed 100%), the numerator of which is the Series 2003-1 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

          "SERIES 2003-1 AGENT" is defined in the recitals hereto.

          "SERIES 2003-1 AMORTIZATION PERIOD" means the period beginning at the earliest to occur of (a) the close of business on the Business Day immediately preceding the date on which the Expiry Date shall have occurred, (b) the close of business on the Optional Termination Date and (c) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred or been declared with respect to the Series 2003-1 Notes and ending upon the earlier to occur of (i) the date on which the Series 2003-1 Notes are fully paid and (ii) the termination of the Indenture.

          "SERIES 2003-1 AVAILABLE CASH COLLATERAL ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2003-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

          "SERIES-2003-1 AVAILABLE RESERVE ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2003-1 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

          "SERIES 2003-1 CASH COLLATERAL ACCOUNT" is defined in Section 3.8(e).

          "SERIES 2003-1 CASH COLLATERAL ACCOUNT COLLATERAL" is defined in
Section 3.8(a).

          "SERIES 2003-1 CASH COLLATERAL ACCOUNT SURPLUS" means, with respect to any Distribution Date, the lesser of (a) the Series 2003-1 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2003-1 Liquidity Amount (after giving effect to any withdrawal from the Series 2003-1 Reserve Account on such Distribution Date) over the Series 2003-1 Required Liquidity Amount on such Distribution Date and (B) the excess, if any, of the Series 2003-1 Enhancement Amount (after giving effect to any withdrawal from the Series 2003-1 Reserve Account on such Distribution Date) over the Series 2003-1 Required Enhancement Amount on such Distribution Date; PROVIDED, HOWEVER, that, on any date after the Series 2003-1 Letter of Credit Termination Date, the Series 2003-1 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2003-1 Available Cash Collateral Account Amount over
(y) the Series 2003-1 Demand Note Payment Amount MINUS the Pre-Preference Period Demand Note Payments as of such date.

          "SERIES 2003-1 CASH COLLATERAL PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2003-1 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2003-1 Letter of Credit Liquidity Amount as of such date.

          "SERIES 2003-1 CLOSING DATE" is defined in Section 2.1(a).

          "SERIES 2003-1 COLLATERAL" means the Collateral, each Series 2003-1 Letter of Credit, each Series 2003-1 Demand Note, the Series 2003-1 Distribution Account Collateral, the Series 2003-1 Cash Collateral Account Collateral and the Series 2003-1 Reserve Account Collateral.

          "SERIES 2003-1 COLLECTION ACCOUNT" is defined in Section 3.1(b).

          "SERIES 2003-1 DEMAND NOTE" means each demand note made by a Demand
Note Issuer, substantially in the form of EXHIBIT C to this Supplement, as amended, modified or restated from time to time.

          "SERIES 2003-1 DEMAND NOTE PAYMENT AMOUNT" means, as of the Series 2003-1 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2003-1 Demand Notes pursuant to Section 3.5(c)(iii) or 3.5(d)(ii) that were deposited into the Series 2003-1 Distribution Account and paid to the Series 2003-1 Noteholders during the one-year period ending on the Series 2003-1 Letter of Credit Termination Date; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one-year period, the Series 2003-1 Demand Note Payment Amount as of the Series 2003-1 Letter of Credit Termination Date shall equal the Series 2003-1 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

          "SERIES 2003-1 DEPOSIT DATE" is defined in Section 3.2.

          "SERIES 2003-1 DISTRIBUTION ACCOUNT" is defined in Section 3.9(a).

          "SERIES 2003-1 DISTRIBUTION ACCOUNT COLLATERAL" is defined in Section 3.9(d).

          "SERIES 2003-1 ELIGIBLE LETTER OF CREDIT PROVIDER" means a person satisfactory to ARAC and the Demand Note Issuers and having, at the time of the issuance of the related Series 2003-1 Letter of Credit, a long-term senior unsecured debt rating of at least "A" from S&P and a short-term senior unsecured debt rating of at least "A-1" from S&P and a long-term senior unsecured debt rating of at least "A2" from Moody's and a short-term senior unsecured debt rating of "P-1" from Moody's that is a commercial bank having total assets in excess of $500,000,000.

          "SERIES 2003-1 ENHANCEMENT" means the Series 2003-1 Cash Collateral Account Collateral, the Series 2003-1 Letters of Credit, the Series 2003-1 Demand Notes, the Series 2003-1 Overcollateralization Amount and the Series 2003-1 Reserve Account Amount.

          "SERIES 2003-1 ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the Series 2003-1 Overcollateralization Amount as of such date, (ii) the Series 2003-1 Letter of Credit Amount as of such date,
(iii) the Series 2003-1 Available Reserve Account Amount as of such date and
(iv) the amount of cash and Permitted Investments on deposit in the Series 2003-1 Collection Account (not including amounts allocable to the Series 2003-1 Accrued Interest Account) and the Series 2003-1 Excess Collection Account as of such date.

          "SERIES 2003-1 ENHANCEMENT DEFICIENCY" means, on any date of determination, the amount by which the Series 2003-1 Enhancement Amount is less than the Series 2003-1 Required Enhancement Amount as of such date.

          "SERIES 2003-1 EXCESS COLLECTION ACCOUNT" is defined in Section
3.1(b).

          "SERIES 2003-1 EXPECTED FINAL DISTRIBUTION DATE" means the Distribution Date falling in the seventh calendar month after the calendar month in which the Series 2003-1 Revolving Period ends.

          "SERIES 2003-1 INITIAL INVESTED AMOUNT" is defined in Section 2.3(a).

          "SERIES 2003-1 INTEREST PERIOD" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER, that the initial Series 2003-1 Interest Period shall commence on and include the Series 2003-1 Closing Date and end on and include February 20, 2003.

          "SERIES 2003-1 INVESTED AMOUNT" means, on any date of determination,
(a) when used with respect to the Series 2003-1 Closing Date, the Series 2003-1 Initial Invested Amount and (b) when used with respect to any other date, an amount equal to (i) the Series 2003-1 Invested Amount on the immediately preceding Business Day PLUS (ii) the Increase Amount on such date MINUS (iii) the amount of principal payments made to the Purchaser pursuant to Section 3.5(e) on such date PLUS (iv) the amount of principal payments recovered from the Purchaser by a trustee as a preference payment in a bankruptcy proceeding of a Demand Note Issuer or otherwise.

          "SERIES 2003-1 INVESTED PERCENTAGE" means as of any date of determination:

          (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 2003-1 Invested Amount and the Series 2003-1 Overcollateralization Amount, determined during the Series 2003-1 Revolving Period as of the end of the immediately preceding Business Day, or, during the Series 2003-1 Amortization Period, as of the end of the Series 2003-1 Revolving Period, and the denominator of which shall be the greater as of the end of the immediately preceding Business Day of (I) the Aggregate Asset Amount and (II) the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2003-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

          "SERIES 2003-1 LEASE INTEREST PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b) or (c) would have been allocated to the Series 2003-1 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to

Section 3.2(a), (b) or (c) have been allocated to the Series 2003-1 Accrued Interest Account (excluding any amounts paid into the Series 2003-1 Accrued Interest Account pursuant to the proviso in Sections 3.2(b)(ii) and 3.2(c)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

          "SERIES 2003-1 LEASE PAYMENT DEFICIT" means either a Series 2003-1 Lease Interest Payment Deficit or a Series 2003-1 Lease Principal Payment Deficit.

          "SERIES 2003-1 LEASE PRINCIPAL PAYMENT CARRYOVER DEFICIT" means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2003-1 Lease Principal Payment Deficit, if any, on the preceding Distribution Date OVER (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 3.5(c) of this Supplement on account of such Series 2003-1 Lease Principal Payment Deficit.

          "SERIES 2003-1 LEASE PRINCIPAL PAYMENT DEFICIT" means on any Distribution Date the sum of (a) the Series 2003-1 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2003-1 Lease Principal Payment Carryover Deficit for such Distribution Date.

          "SERIES 2003-1 LETTER OF CREDIT" means an irrevocable letter of credit, if any, substantially in the form of EXHIBIT D to this Supplement issued by a Series 2003-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2003-1 Noteholders.

          "SERIES 2003-1 LETTER OF CREDIT AMOUNT" means, as of any date of determination, the aggregate outstanding principal amount of the Series 2003-1 Demand Notes on such date.

          "SERIES 2003-1 LETTER OF CREDIT EXPIRATION DATE" means, with respect to any Series 2003-1 Letter of Credit, the expiration date set forth in such Series 2003-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2003-1 Letter of Credit.

          "SERIES 2003-1 LETTER OF CREDIT LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2003-1 Letter of Credit, as specified therein, and (b) if the Series 2003-1 Cash Collateral Account has been established and funded pursuant to Section 3.8 of this Supplement, the Series 2003-1 Available Cash Collateral Account Amount on such date.

          "SERIES 2003-1 LETTER OF CREDIT PROVIDER" means the issuer of a Series 2003-1 Letter of Credit.

          "SERIES 2003-1 LETTER OF CREDIT TERMINATION DATE" means the first to occur of (a) the date on which the Series 2003-1 Notes are fully paid and (b) the Series 2003-1 Termination Date.

          "SERIES 2003-1 LIMITED LIQUIDATION EVENT OF DEFAULT" means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (h) of Article IV; PROVIDED, HOWEVER, that any event or condition of the type specified in clauses

(a) through (h) of Article IV shall not constitute a Series 2003-1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, such Amortization Event shall have been cured or (ii) the Trustee shall have received the written consent of each of the Series 2003-1 Noteholders waiving the occurrence of such Series 2003-1 Limited Liquidation Event of Default.

          "SERIES 2003-1 LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the Series 2003-1 Letter of Credit Liquidity Amount on such date and (b) the Series 2003-1 Available Reserve Account Amount on such date.

          "SERIES 2003-1 MAXIMUM AGGREGATE KIA/ISUZU/SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 15% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2003-1 MAXIMUM AMOUNT" means any of the Series 2003-1 Maximum Manufacturer Amounts, the Series 2003-1 Maximum Non-Eligible Manufacturer Amount, the Series 2003-1 Maximum Non-Program Vehicle Amount or the Series 2003-1 Maximum Specified States Amount.

          "SERIES 2003-1 MAXIMUM INDIVIDUAL KIA/ISUZU/SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2003-1 MAXIMUM INVESTED AMOUNT" means, on any date of determination, $500,000,000, as such amount may be increased or reduced from time to time as provided in Section 2.5.

          "SERIES 2003-1 MAXIMUM MANUFACTURER AMOUNT" means, as of any day, any of the Series 2003-1 Maximum Mitsubishi Amount, the Series 2003-1 Maximum Nissan Amount, the Series 2003-1 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount or the Series 2003-1 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount.

          "SERIES 2003-1 MAXIMUM MITSUBISHI AMOUNT" means, as of any day, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2003-1 MAXIMUM NISSAN AMOUNT" means, as of any day, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2003-1 MAXIMUM NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2003-1 MAXIMUM NON-PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2003-1 MAXIMUM SPECIFIED STATES AMOUNT" means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2003-1 MONTHLY INTEREST" means, with respect to any Series 2003-1 Interest Period, an amount equal to the sum for each day in such Series 2003-1 Interest Period of (1) the product of (a) the Series 2003-1 Invested Amount on such day and (b) the Series 2003-1 Note Rate for such Series 2003-1 Interest Period, divided by (2) 360.

          "SERIES 2003-1 MONTHLY LEASE PRINCIPAL PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), (b) or (c) would have been allocated to the Series 2003-1 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to
Section 3.2(a), (b) or (c) have been allocated to the Series 2003-1 Collection Account (without giving effect to any amounts paid into the Series 2003-1 Accrued Interest Account pursuant to the proviso in Sections 3.2(b)(ii) and/or 3.2(c)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

          "SERIES 2003-1 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease on such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease.

          "SERIES 2003-1 NOTE" means any one of the Series 2003-1 Variable Funding Rental Car Asset Backed Notes, executed by AFC-II authenticated and delivered by or on behalf of the Trustee, substantially in the form of EXHIBIT A.

          "SERIES 2003-1 NOTE RATE" means, for (i) the initial Series 2003-1 Interest Period, 2.84875% per annum and (ii) any other Series 2003-1 Interest Period, the sum of LIBOR for such Series 2003-1 Interest Period PLUS 1.50%.

          "SERIES 2003-1 NOTEHOLDER" means a Person in whose name a Series 2003-1 Note is registered in the Note Register.

          "SERIES 2003-1 OVERCOLLATERALIZATION AMOUNT" means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 2003-1 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the Series 2003-1 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2003-1 Invested Amount as of such date.

          "SERIES 2003-1 PAST DUE RENT PAYMENT" is defined in Section 3.2(f).

          "SERIES 2003-1 PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2003-1 Invested Amount as of such date and the denominator of which is the Aggregate Invested Amount as of such date.

          "SERIES 2003-1 PRINCIPAL ALLOCATION" is defined in Section 3.2(a)(ii).

          "SERIES 2003-1 PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, 100% minus the Series 2003-1 Non-Program Vehicle Percentage.

          "SERIES 2003-1 REIMBURSEMENT AGREEMENT" means any and each agreement providing for the reimbursement of a Series 2003-1 Letter of Credit Provider for draws under its Series 2003-1 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

          "SERIES 2003-1 REQUIRED AESOP I OPERATING LEASE VEHICLE AMOUNT" means, as of any date of determination, the sum of the Series 2003-1 Required Overcollateralization Amount and the Series 2003-1 Invested Amount as of such date.

          "SERIES 2003-1 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the product of the Series 2003-1 Required Enhancement Percentage as of such date and the Series 2003-1 Invested Amount as of such date, (ii) the Series 2003-1 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 2003-1 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 2003-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2003-1 Maximum Mitsubishi Amount as of such date, (iv) the Series 2003-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, and leased under the Leases as of such date over the Series 2003-1 Maximum Individual Kia/Isuzu/Subaru/ Hyundai/Suzuki Amount as of such date, (v) the Series 2003-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of such date over the Series 2003-1 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of such date, (vi) the Series 2003-1 Percentage of the excess, if any, of the Specified States Amount as of such date over the Series 2003-1 Maximum Specified States Amount as of such date and (vii) the Series 2003-1 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2003-1 Maximum Non-Eligible Manufacturer Amount as of such date.

          "SERIES 2003-1 REQUIRED ENHANCEMENT PERCENTAGE" means, as of any date of determination, the sum of (i) the product of (A) 15.0% times (B) the Series 2003-1 Program Vehicle Percentage as of the immediately preceding Business Day and (ii) the product of (A) the Series 2003-1 Required Non-Program Enhancement Percentage as of such date times (B) the Series 2003-1 Non-Program Vehicle Percentage as of the immediately preceding Business Day.

          "SERIES 2003-1 REQUIRED LIQUIDITY AMOUNT" means, with respect to any Distribution Date, an amount equal to 0.50% of the Series 2003-1 Invested Amount on such

Distribution Date (after giving effect to any payments of principal to be made on the Series 2003-1 Notes on such Distribution Date).

          "SERIES 2003-1 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE" means, as of any date of determination, the greater of (a) 19.5% and (b) the sum of (i) 19.5% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

          "SERIES 2003-1 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of the Series 2003-1 Required Enhancement Amount over the sum of (i) the Series 2003-1 Letter of Credit Amount as of such date, (ii) the Series 2003-1 Available Reserve Account Amount on such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2003-1 Collection Account (not including amounts allocable to the Series 2003-1 Accrued Interest Account) and the Series 2003-1 Excess Collection Account on such date.

          "SERIES 2003-1 REQUIRED RESERVE ACCOUNT AMOUNT" means, with respect to any Distribution Date, an amount equal to the sum of (A) the excess, if any, of the Series 2003-1 Required Liquidity Amount on such Distribution Date over the Series 2003-1 Letter of Credit Liquidity Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2003-1 Notes on such Distribution Date) and (B) the excess, if any, of the Series 2003-1 Required Enhancement Amount over the Series 2003-1 Enhancement Amount (excluding therefrom the Series 2003-1 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2003-1 Notes) on such Distribution Date

          "SERIES 2003-1 RESERVE ACCOUNT" is defined in Section 3.7(a).

          "SERIES 2003-1 RESERVE ACCOUNT COLLATERAL" is defined in Section
3.7(d).

          "SERIES 2003-1 RESERVE ACCOUNT SURPLUS" means, with respect to any Distribution Date, the excess, if any, of the Series 2003-1 Available Reserve Account Amount over the Series 2003-1 Required Reserve Account Amount on such Distribution Date.

          "SERIES 2003-1 REVOLVING PERIOD" means the period from and including, the Series 2003-1 Closing Date to the commencement of the Series 2003-1 Amortization Period.

          "SERIES 2003-1 SHORTFALL" is defined in Section 3.3(f).

          "SERIES 2003-1 TERMINATION DATE" means the Distribution Date falling in the nineteenth calendar month after the calendar month in which the Series 2003-1 Revolving Period ends.

          "SERIES 2003-1 UNPAID DEMAND AMOUNT" means, with respect to any single draw pursuant to Section 3.5(c) or (d) on the Series 2003-1 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 2003-1 Letters of Credit.

          "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "SUPPLEMENT" is defined in the recitals hereto.

          "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "TERMINATION DATE DISBURSEMENT" means an amount drawn under a Series 2003-1 Letter of Credit pursuant to a Certificate of Termination Date Demand.

          "TERMINATION DISBURSEMENT" means an amount drawn under a Series 2003-1 Letter of Credit pursuant to a Certificate of Termination Demand.

          "TRUSTEE" is defined in the recitals hereto.

          "UNPAID DEMAND NOTE DISBURSEMENT" means an amount drawn under a Series 2003-1 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

          "VOTING STOCK" of any Person means the common stock or membership interests of such Person and any other security of, or ownership interest in, such Person having ordinary voting power to elect a majority of the board of directors or a majority of the managers (or other Persons serving similar functions) of such Person.

                                   ARTICLE II

                    PURCHASE AND SALE OF SERIES 2003-1 NOTES;
            INCREASES AND DECREASES OF SERIES 2003-1 INVESTED AMOUNT

          Section 2.1. PURCHASE OF THE SERIES 2003-1 NOTES. (a) INITIAL PURCHASE. Subject to the terms and conditions of this Supplement, including delivery of notice in accordance with Section 2.3, (i) the Purchaser may, in its sole discretion, purchase a Series 2003-1 Note in an amount equal to all or a portion of the Series 2003-1 Initial Invested Amount on any Business Day during the period from the Effective Date (the "SERIES 2003-1 CLOSING DATE") to and including the Expiry Date and the Purchaser may maintain its Series 2003-1 Note, subject to increase or decrease during the period from the Series 2003-1 Closing Date to and including the Expiry Date in accordance with the provisions of this Supplement. Payments by the Purchaser shall be made in immediately available funds on the Series 2003-1 Closing Date to the Trustee for deposit into the Series 2003-1 Collection Account.

          (b) SERIES 2003-1 MAXIMUM INVESTED AMOUNT. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Series 2003-1 Invested Amount exceed the Series 2003-1 Maximum Invested Amount at such time.

          (c) FORM OF SERIES 2003-1 NOTES. The Series 2003-1 Notes shall be issued in fully registered form without interest coupons, substantially in the form set forth in EXHIBIT A hereto.

          Section 2.2. DELIVERY. (a) On the Series 2003-1 Closing Date, AFC-II shall sign and shall direct the Trustee in writing pursuant to Section 2.2 of the Base Indenture to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate a Series 2003-1 Note in the name of the Purchaser in an amount equal to the Series 2003-1 Maximum Invested Amount and deliver such Series 2003-1 Note to the Purchaser in accordance with such written directions.

          (b) The Purchaser shall maintain a record of the Series 2003-1 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute PRIMA FACIE evidence of the outstanding Series 2003-1 Invested Amount from time to time.

          Section 2.3. PROCEDURE FOR INITIAL ISSUANCE AND FOR INCREASING THE SERIES 2003-1 INVESTED AMOUNT. (a) Subject to Section 2.3(c), (i) on the Series 2003-1 Closing Date, the Purchaser may agree to purchase and (ii) on any Business Day during the period from the Effective Date to and including the Expiry Date the Purchaser may agree, in its sole discretion, that the Series 2003-1 Invested Amount may be increased by an amount equal to the Increase Amount (an "INCREASE"), upon the request of AFC-II (each date on which an increase in the Series 2003-1 Invested Amount occurs hereunder being herein referred to as the "INCREASE DATE" applicable to such Increase); PROVIDED, HOWEVER, that AFC-II shall have given the Purchaser (with a copy to the Trustee) irrevocable written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of EXHIBIT B hereto, of such request no later than 3:00 p.m. (New York City time) on the Business Day prior to the Series 2003-1 Closing Date or such Increase Date, as the case may be. Such notice shall state (x) the Series 2003-1 Closing Date or the Increase Date, as the case may be, and (y) the initial invested amount (the "SERIES 2003-1 INITIAL INVESTED AMOUNT") or the proposed amount of the increase in the Series 2003-1 Invested Amount (an "INCREASE AMOUNT"), as the case may be.

          (b) The Purchaser shall in no event be required to make the initial purchase of a Series 2003-1 Note on the Series 2003-1 Closing Date or to increase the Series 2003-1 Invested Amount on any Increase Date hereunder unless:

          (i) such Increase Amount is equal to (A) $1,000,000 or an integral multiple of $100,000 in excess thereof or (B) if less, the excess of the Series 2003-1 Maximum Invested Amount over the Series 2003-1 Invested Amount;

          (ii) after giving effect to the Series 2003-1 Initial Invested Amount or such Increase Amount, the Series 2003-1 Invested Amount would not exceed the Series 2003-1 Maximum Invested Amount;

          (iii) after giving effect to the Series 2003-1 Initial Invested Amount or such Increase Amount, no AESOP I Operating Lease Vehicle Deficiency would occur and be continuing;

          (iv) no Amortization Event with respect to the Series 2003-1 Notes or Potential Amortization Event with respect to the Series 2003-1 Notes would occur and be continuing prior to or after giving effect to such Series 2003-1 Initial Invested Amount or such Increase;

          (v) all of the representations and warranties made by each of AFC-II, the Lessees, the Lessors and the Administrator in the Base Indenture, this Supplement and the Related Documents to which each is a party are true and correct in all material respects on and as of the Series 2003-1 Closing Date or such Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date); and

          (vi) all conditions precedent to the making of any Loan under the applicable Loan Agreements would be satisfied.

AFC-II's acceptance of funds in connection with (x) the initial purchase of Series 2003-1 Notes on the Series 2003-1 Closing Date and (y) each Increase occurring on any Increase Date shall constitute a representation and warranty by AFC-II to the Purchaser as of the Series 2003-1 Closing Date or such Increase Date (except to the extent such representations and warranties are expressly made as of another date), as the case may be, that all of the conditions contained in this Section 2.3(b) have been satisfied.

          (c) The Purchaser shall pay in immediately available funds such Increase on the related Increase Date to the Trustee for deposit into the Series 2003-1 Collection Account.

          Section 2.4. PROCEDURE FOR DECREASING THE SERIES 2003-1 INVESTED AMOUNT; OPTIONAL TERMINATION. (a) On any Business Day prior to the occurrence of an Amortization Event with respect to the Series 2003-1 Notes, upon the written request of AFC-II or the Administrator on behalf of AFC-II, the Series 2003-1 Invested Amount may be reduced (a "DECREASE") by the Trustee's withdrawing from the Series 2003-1 Excess Collection Account, depositing into the Series 2003-1 Distribution Account and distributing to the Purchaser funds on deposit in the Series 2003-1 Excess Collection Account on such day in accordance with Section 3.5(b) in an amount not to exceed the amount of such funds on deposit on such day; PROVIDED that AFC-II shall have given the Purchaser (with a copy to the Trustee) irrevocable written notice (effective upon receipt) of the amount of such Decrease prior to 9:30 a.m. (New York City time) on the Business Day prior to such Decrease; PROVIDED, FURTHER, that any such Decrease shall be in an amount equal to $1,000,000 and integral multiples of $100,000 in excess thereof. Upon each Decrease, the Purchaser shall indicate in its records such Decrease and the Series 2003-1 Invested Amount outstanding after giving effect to such Decrease.

          (b) On any Business Day, AFC-II shall have the right to deliver an irrevocable written notice (an "OPTIONAL TERMINATION NOTICE") to the Trustee and the Purchaser in which AFC-II declares that the commitment of the Purchaser to consider making an Increase shall terminate on the date (the "OPTIONAL TERMINATION DATE") set forth in such notice (which date, in any event, shall be a Distribution Date not less than three Business Days from the date on which such notice is delivered).

          (c) From and after the Optional Termination Date, the Series 2003-1 Amortization Period shall commence for all purposes under this Supplement, the Base Indenture and the Related Documents.

          Section 2.5. INCREASES AND REDUCTIONS OF THE SERIES 2003-1 MAXIMUM INVESTED AMOUNT; EXTENSIONS OF THE SCHEDULED EXPIRY DATE. (a) AFC-II may from time to time request that the Purchaser agree to increase the Series 2003-1 Maximum Invested Amount. An increase in such amount shall be effective hereunder if the Purchaser shall have agreed in its sole discretion in writing to such increase.

          (b) If AFC-II desires to extend the Scheduled Expiry Date, AFC-II shall notify the Purchaser at least 5 days prior to such Scheduled Expiry Date of its desire to extend the Scheduled Expiry Date. The Purchaser shall notify the Administrator, the Trustee and AFC-II in writing of whether the Purchaser agrees to an extension of the Scheduled Expiry Date; PROVIDED that failure by the Purchaser to respond to such request shall not be construed as a consent by the Purchaser to such extension. The decision to extend or not extend shall be made by the Purchaser in its sole discretion. In the event that the Purchaser desires to extend its Scheduled Expiry Date for an amount that is less than the Series 2003-1 Maximum Invested Amount prior to AFC-II's request for an extension, AFC-II, in its sole discretion, may accept such extension.

          (c) On any Business Day during the Series 2003-1 Revolving Period, AFC-II may, upon two (2) Business Days' prior written notice to the Purchaser (effective upon receipt) (with copies to the Trustee) reduce the Series 2003-1 Maximum Invested Amount in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof; PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 2003-1 Invested Amount on such date, the Series 2003-1 Invested Amount would exceed the Series 2003-1 Maximum Invested Amount. Once reduced, the Series 2003-1 Maximum Invested Amount may not be subsequently reinstated without the Purchaser's prior written consent, which consent shall be granted or not in the sole discretion of the Purchaser.

          Section 2.6. INTEREST. Interest shall be payable on the Series 2003-1 Notes on each Distribution Date pursuant to Section 3.3. Calculations of per annum rates under this Supplement shall be made on the basis of a 360 day year.

          Section 2.7. INDEMNIFICATION BY AFC-II. AFC-II agrees to indemnify and hold harmless the Trustee, the Administrator, the Purchaser, and each of their respective officers, directors, agents and employees (each, a "COMPANY INDEMNIFIED PERSON") from and against any loss, liability, expense, damage or injury suffered or sustained by (a "CLAIM") such Company indemnified person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of AFC-II pursuant to the Indenture or the other Related Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by AFC-II (or any of its officers) in the Indenture or other Related Document or (iii) a failure by AFC-II to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Related Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or willful misconduct of such Company indemnified person or its officers, directors, agents, principals, employees or employers or includes any Excluded Taxes; PROVIDED that any payments made by AFC-II pursuant to this Section 2.7 shall be made solely from funds available pursuant to Section 3.3(e), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against AFC-II to the extent that such funds are insufficient to make such payment.

                                   ARTICLE III

                            SERIES 2003-1 ALLOCATIONS

          With respect to the Series 2003-1 Notes, the following shall apply:

          Section 3.1. ESTABLISHMENT OF SERIES 2003-1 COLLECTION ACCOUNT, SERIES 2003-1 EXCESS COLLECTION ACCOUNT AND SERIES 2003-1 ACCRUED INTEREST ACCOUNT. (a) All Collections allocable to the Series 2003-1 Notes shall be allocated to the Collection Account.

          (b) The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2003-1 Noteholders: the Series 2003-1 Collection Account (such sub-account, the "SERIES 2003-1 COLLECTION ACCOUNT"), the Series 2003-1 Excess Collection Account (such sub-account, the "SERIES 2003-1 EXCESS COLLECTION ACCOUNT") and the Series 2003-1 Accrued Interest Account (such sub-account, the "SERIES 2003-1 ACCRUED INTEREST ACCOUNT").

          Section 3.2. ALLOCATIONS WITH RESPECT TO THE SERIES 2003-1 NOTES. The net proceeds from the initial sale of the Series 2003-1 Notes and any Increase will be deposited into the Collection Account. On each Business Day on which Collections are deposited into the Collection Account (each such date, a "SERIES 2003-1 DEPOSIT DATE"), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 3.2:

          (a) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 2003-1 REVOLVING PERIOD. During the Series 2003-1 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2003-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                (i) allocate to the Series 2003-1 Collection Account an amount equal to the Series 2003-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day. All such amounts allocated to the Series 2003-1 Collection Account shall be further allocated to the Series 2003-1 Accrued Interest Account; and

                (ii) allocate to the Series 2003-1 Excess Collection Account the sum of (A) the Series 2003-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the "SERIES 2003-1

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          PRINCIPAL ALLOCATION") and (B) the proceeds from the initial issuance of the Series 2003-1 Notes and from any Increase;

          (b) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 2003-1 AMORTIZATION PERIOD. With respect to the Series 2003-1 Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2003-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                (i) allocate to the Series 2003-1 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 2003-1 Accrued Interest Account; and

                (ii) allocate to the Series 2003-1 Collection Account an amount equal to the Series 2003-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2003-1 Notes, ratably, without preference or priority of any kind, until the Series 2003-1 Invested Amount is paid in full; PROVIDED that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2003-1 Notes and other amounts available pursuant to Section 3.3 to pay Series 2003-1 Monthly Interest on the next succeeding Distribution Date will be less than the Series 2003-1 Monthly Interest for the Series 2003-1 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2003-1 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2003-1 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2003-1 Enhancement Amount to the Series 2003-1 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

          (c) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY. After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2003-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                (i) allocate to the Series 2003-1 Collection Account an amount equal to the Series 2003-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement. All such amounts allocated to the Series 2003-1 Collection Account shall be further allocated to the Series 2003-1 Accrued Interest Account; and

                (ii) allocate to the Series 2003-1 Collection Account an amount equal to the Series 2003-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of

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          Principal Collections made under the AESOP I Operating Lease Loan
          Agreement, which amount shall be used to make principal payments in respect of the Series 2003-1 Notes until the Series 2003-1 Notes have been paid in full; PROVIDED that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2003-1 Notes and other amounts available pursuant to Section 3.3 to pay Series 2003-1 Monthly Interest on the next succeeding Distribution Date will be less than the Series 2003-1 Monthly Interest for the Series 2003-1 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2003-1 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2003-1 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2003-1 Enhancement Amount to the Series 2003-1 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

          (d) ALLOCATIONS FROM OTHER SERIES. Amounts allocated to other Series of Notes that have been reallocated by AFC-II to the Series 2003-1 Notes (i) during the Series 2003-1 Revolving Period shall be allocated to the Series 2003-1 Excess Collection Account and applied in accordance with Section 3.2(e) and (ii) during the Series 2003-1 Amortization Period shall be allocated to the Series 2003-1 Collection Account and applied in accordance with Section 3.2(b) to make principal payments in respect of the Series 2003-1 Notes.

          (e) SERIES 2003-1 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 2003-1 Excess Collection Account on any Series 2003-1 Deposit Date will be (i) first, deposited in the Series 2003-1 Reserve Account in an amount up to the excess, if any, of the Series 2003-1 Required Reserve Account Amount for such date, after giving effect to any Increase or Decrease on such date, over the Series 2003-1 Available Reserve Account Amount for such date, (ii) second, to the extent directed by AFC-II used to pay the principal amount of other Series of Notes that are then required to be paid, (iii) third, to the extent directed in writing by the Administrator, used to make a voluntary Decrease in the Series 2003-1 Invested Amount, (iv) fourth, to the extent directed in writing by the Administrator used to make a voluntary decrease in the Invested Amount of any other Series of Notes that may be reduced in accordance with the Indenture, (v) fifth, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement's Share with respect to the AESOP I Operating Lease Loan Agreement as of such date times (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date times (C) the amount of any remaining funds and (vi) sixth, paid to AFC-II, which may be used to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder or as otherwise permitted under the Related Documents; PROVIDED, in the case of clauses (iv), (v) and (vi), that no AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event, funds on deposit in the Series 2003-1 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2003-1 Collection Account and allocated as Principal Collections to reduce the Series 2003-1 Invested Amount on the immediately succeeding Distribution Date.

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          (f)   PAST DUE RENTAL PAYMENTS. Notwithstanding Section 3.2(a), if
after the occurrence of a Series 2003-1 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2003-1 Lease Payment Deficit (a "PAST DUE RENT PAYMENT"), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2003-1 Collection Account an amount equal to the Series 2003-1 Invested Percentage as of the date of the occurrence of such Series 2003-1 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the "SERIES 2003-1 PAST DUE RENT PAYMENT"). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2003-1 Collection Account and apply the Series 2003-1 Past Due Rent Payment in the following order:

                (i) if the occurrence of such Series 2003-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2003-1 Reserve Account pursuant to Section 3.3(d), deposit in the Series 2003-1 Reserve Account an amount equal to the lesser of (x) the Series 2003-1 Past Due Rent Payment and (y) the excess, if any, of the Series 2003-1 Required Reserve Account Amount over the Series 2003-1 Available Reserve Account Amount on such day;

                (ii) if the occurrence of the related Series 2003-1 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Series 2003-1 Letters of Credit, pay to each Series 2003-1 Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2003-1 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2003-1 Letter of Credit Provider's Lease Deficit Disbursement and (y) such Series 2003-1 Letter of Credit Provider's pro rata share, calculated on the basis of the unreimbursed amount of each Series 2003-1 Letter of Credit Provider's Lease Deficit Disbursement, of the amount of the Series 2003-1 Past Due Rent Payment remaining after payment pursuant to clause (i) above;

                (iii) if the occurrence of such Series 2003-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2003-1 Cash Collateral Account, deposit in the Series 2003-1 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2003-1 Past Due Rent Payment remaining after any payment pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Series 2003-1 Cash Collateral Account on account of such Series 2003-1 Lease Payment Deficit;

                (iv) allocate to the Series 2003-1 Accrued Interest Account the amount, if any, by which the Series 2003-1 Lease Interest Payment Deficit, if any, relating to such Series 2003-1 Lease Payment Deficit exceeds the amount of the Series 2003-1 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

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                (v)    treat the remaining amount of the Series 2003-1 Past Due
          Rent Payment as Principal Collections allocated to the Series 2003-1 Notes in accordance with Section 3.2(a)(ii) or 3.2(b)(ii), as the case may be.

          Section 3.3. NOTE INTEREST WITH RESPECT TO THE SERIES 2003-1 NOTES.
(a) Prior to the Determination Date for any Series 2003-1 Interest Period, the Purchaser shall provide to the Administrator its calculation of the Series 2003-1 Monthly Interest, which shall include a reasonable estimate of interest accruing for the remainder of the Series 2003-1 Interest Period. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2003-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2003-1 Notes processed from, but not including, the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Series 2003-1 Monthly Interest for the Series 2003-1 Interest Period ending on the day preceding the related Distribution Date and (y) second, an amount equal to the amount of any unpaid Series 2003-1 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2003-1 Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(a) from the Series 2003-1 Accrued Interest Account and deposit such amounts in the Series 2003-1 Distribution Account. If the actual amount of Series 2003-1 Monthly Interest for any Series 2003-1 Interest Period is less than or greater than the amount calculated pursuant to the first sentence of this paragraph, the Purchaser shall notify the Administrator prior to the next Determination Date and the Administrator will reduce or increase the Series 2003-1 Monthly Interest for the next Series 2003-1 Interest Period accordingly.

          (b) WITHDRAWALS FROM SERIES 2003-1 RESERVE ACCOUNT. If the Administrator determines on any Distribution Date that the amounts available from the Series 2003-1 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (x) and (y) of Section 3.3(a) above on such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2003-1 Reserve Account and deposit in the Series 2003-1 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2003-1 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2003-1 Reserve Account and deposit such amount in the Series 2003-1 Distribution Account.

          (c) LEASE PAYMENT DEFICIT NOTICE. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2003-1 Lease Payment Deficit, such notification to be in the form of EXHIBIT E to this Supplement (each a "LEASE PAYMENT DEFICIT Notice").

          (d) DRAWS ON SERIES 2003-1 LETTERS OF CREDIT FOR SERIES 2003-1 LEASE INTEREST PAYMENT DEFICITS. If the Administrator determines on any Distribution Date that there exists a Series 2003-1 Lease Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2003-1 Letters of Credit, if any, and, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount (identified by the Administrator) equal to the least of (i) such Series 2003-1 Lease Interest Payment Deficit,
(ii) the excess, if any, of the sum of the amounts described in clauses (x) and
(y) of Section 3.3(a) above
on such Distribution Date over the amounts available from the Series 2003-1 Accrued Interest Account on such Distribution Date plus the amount withdrawn from the Series 2003-1 Reserve Account pursuant to Section 3.3(b) and (iii) the Series 2003-1 Letter of Credit Liquidity Amount on the Series 2003-1 Letters of Credit by presenting to each Series 2003-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2003-1 Distribution Account on such Distribution Date for distribution in accordance with Section 3.4; PROVIDED, HOWEVER, that if the Series 2003-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2003-1 Cash Collateral Account and deposit in the Series 2003-1 Distribution Account an amount equal to the lesser of (x) the Series 2003-1 Cash Collateral Percentage on such Distribution Date of the least of the amounts described in clauses (i),
(ii) and (iii) above and (y) the Series 2003-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2003-1 Letters of Credit.

          (e) BALANCE. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 3.3(a)), if any, of the amounts available from the Series 2003-1 Accrued Interest Account as follows:

                (i) on each Distribution Date during the Series 2003-1 Revolving Period, (1) first, to the Administrator, an amount equal to the Series 2003-1 Percentage as of the beginning of such Series 2003-1 Interest Period of the portion of the Monthly Administration Fee payable by AFC-II (as specified in clause (iii) of the definition thereof) for such Series 2003-1 Interest Period, (2) second, to the Trustee, an amount equal to the Series 2003-1 Percentage as of the beginning of such Series 2003-1 Interest Period of the Trustee's fees for such Series 2003-1 Interest Period, (3) third, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2003-1 Percentage as of the beginning of such Series 2003-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2003-1 Interest Period and (4) fourth, the balance, if any ("EXCESS COLLECTIONS"), shall be withdrawn by the Paying Agent from the Series 2003-1 Collection Account and deposited in the Series 2003-1 Excess Collection Account; and

                (ii) on each Distribution Date during the Series 2003-1 Amortization Period, (1) first, to the Trustee, an amount equal to the Series 2003-1 Percentage as of the beginning of such Series 2003-1 Interest Period of the Trustee's fees for such Series 2003-1 Interest Period, (2) second, to the Administrator, an amount equal to the Series 2003-1 Percentage as of the beginning of such Series 2003-1 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by AFC-II for such Series 2003-1 Interest Period, (3) third, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2003-1 Percentage as of the beginning of such Series

          2003-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2003-1 Interest Period and
          (4) fourth, the balance, if any, shall be treated as Principal Collections.

          (f) SHORTFALLS. If the amounts described in Section 3.3 are insufficient to pay the Series 2003-1 Monthly Interest of the Purchaser on any Distribution Date, payments of interest to the Purchaser will be reduced by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the "SERIES 2003-1 SHORTFALL." Interest shall accrue on the Series 2003-1 Shortfall at the Series 2003-1 Note Rate plus 2% per annum.

          Section 3.4. PAYMENT OF NOTE INTEREST. On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Purchaser from the Series 2003-1 Distribution Account the amounts deposited in the Series 2003-1 Distribution Account pursuant to Section 3.3 PLUS the amount of any unpaid Series 2003-1 Shortfalls relating to unpaid Series 2003-1 Monthly Interest payable to the Purchaser as of the preceding Distribution Date, together with any interest thereon at the Series 2003-1 Note Rate plus 2% per annum.

          Section 3.5. PAYMENT OF NOTE PRINCIPAL. (a) MONTHLY PAYMENTS DURING SERIES 2003-1 AMORTIZATION PERIOD. Commencing on the first Determination Date after the commencement of the Series 2003-1 Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 3.5 as to (i) the amount allocated to the Series 2003-1 Notes during the Related Month pursuant to Section 3.2(b)(ii) or (c)(ii), as the case may be, (ii) any amounts to be withdrawn from the Series 2003-1 Reserve Account and deposited into the Series 2003-1 Distribution Account or (iii) any amounts to be drawn on the Series 2003-1 Demand Notes and/or on the Series 2003-1 Letters of Credit (or withdrawn from the Series 2003-1 Cash Collateral Account). On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2003-1 Notes during the Related Month pursuant to
Section 3.2(b)(ii) or (c)(ii), as the case may be, from the Series 2003-1 Collection Account and deposit such amount in the Series 2003-1 Distribution Account, to be paid to the holders of the Series 2003-1 Notes.

          (b) DECREASES. On any Business Day during the Series 2003-1 Revolving Period on which a Decrease is to be made pursuant to Section 2.4, the Trustee shall withdraw from the Series 2003-1 Excess Collection Account in accordance with the written instructions of the Administrator an amount equal to the lesser of (i) the funds then allocated to the Series 2003-1 Excess Collection Account and (ii) the amount of such Decrease, and deposit such amount in the Series 2003-1 Distribution Account, to be paid to the Purchaser.

          (c) PRINCIPAL DEFICIT AMOUNT. On each Distribution Date on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2003-1 Distribution Account as follows:

                (i) RESERVE ACCOUNT WITHDRAWAL. The Administrator shall instruct the Trustee in writing prior to 12:00 noon (New York City time) on such Distribution

          Date, in the case of a Principal Deficit Amount resulting from a Series 2003-1 Lease Payment Deficit, or prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, in the case of any other Principal Deficit Amount, to withdraw from the Series 2003-1 Reserve Account, an amount equal to the lesser of
          (x) the Series 2003-1 Available Reserve Account Amount and (y) such Principal Deficit Amount and deposit it in the Series 2003-1 Distribution Account on such Distribution Date.

                (ii) PRINCIPAL DRAWS ON SERIES 2003-1 LETTERS OF CREDIT. If the Administrator determines on any Distribution Date during the Series 2003-1 Amortization Period that there exists a Series 2003-1 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2003-1 Letters of Credit, if any, as provided below. Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2003-1 Lease Principal Payment Deficit on or prior to 11:00 a.m. (New York City time) on a Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount as set forth in such notice equal to the least of (i) such Series 2003-1 Lease Principal Payment Deficit, (ii) the amount by which the Principal Deficit Amount on such Distribution Date exceeds the amount to be deposited in the Series 2003-1 Distribution Account in accordance with clause (i) of this Section 3.5(c) and (iii) the Series 2003-1 Letter of Credit Amount, on the Series 2003-1 Letters of Credit by presenting to each Series 2003-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2003-1 Distribution Account on such Distribution Date; PROVIDED, HOWEVER, that if the Series 2003-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2003-1 Cash Collateral Account and deposit in the Series 2003-1 Distribution Account an amount equal to the lesser of (x) the Series 2003-1 Cash Collateral Percentage on such Distribution Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2003-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2003-1 Letters of Credit.

                (iii) DEMAND NOTE DRAW. If on any Determination Date, the Administrator determines that the Principal Deficit Amount on the next succeeding Distribution Date (after giving effect to any withdrawal from the Series 2003-1 Reserve Account pursuant to Section 3.5(c)(i) on such Distribution Date) will be greater than zero, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2003-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2003-1 Demand Notes to be deposited into the Series 2003-1 Distribution Account.

                (iv) LETTER OF CREDIT DRAW. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (ii) of this Section 3.5(c) any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2003-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding the Series 2003-1 Termination Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2003-1 Letters of Credit, if any, by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2003-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2003-1 Letter of Credit Amount on such Business Day by presenting to each Series 2003-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER, that if the Series 2003-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2003-1 Cash Collateral Account and deposit in the Series 2003-1 Distribution Account an amount equal to the lesser of (x) the Series 2003-1 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2003-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2003-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2003-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2003-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2003-1 Letters of Credit and the proceeds of any withdrawal from the Series 2003-1 Cash Collateral Account to be deposited in the Series 2003-1 Distribution Account.

          (d) SERIES 2003-1 TERMINATION DATE. The entire Series 2003-1 Invested Amount shall be due and payable on the Series 2003-1 Termination Date. In connection therewith:

                (i) RESERVE ACCOUNT WITHDRAWAL. If, after giving effect to the deposit into the Series 2003-1 Distribution Account of the amount to be deposited in accordance with Section 3.5(a), together with any amounts to be deposited therein in accordance with Section 3.5(c) on the Series 2003-1 Termination Date, the amount to be deposited in the Series 2003-1 Distribution Account with respect to the Series 2003-1 Termination Date is or will be less than the Series 2003-1 Invested Amount, then, prior to 12:00 noon (New York City time) on the second Business Day prior to the Series 2003-1 Termination Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2003-1 Reserve Account, an amount equal to the lesser of the Series 2003-1 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2003-1 Distribution Account on the Series 2003-1 Termination Date.

                (ii) DEMAND NOTE DRAW. If the amount to be deposited in the Series 2003-1 Distribution Account in accordance with Section 3.5(a) together with any amounts to be deposited therein in accordance with
          Section 3.5(c) and Section 3.5(d)(i) on the Series 2003-1 Termination Date is less than the Series 2003-1 Invested Amount, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2003-1 Termination Date, the Administrator shall instruct the Trustee in writing to make a demand (a "DEMAND NOTICE") substantially in the form attached hereto as EXHIBIT F on the Demand
          Note Issuers for payment under the Series 2003-1 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2003-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the Series 2003-1 Termination Date, deliver such Demand Notice to the Demand Note Issuers; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2003-1 Demand Notes to be deposited into the Series 2003-1 Distribution Account.

                (iii) LETTER OF CREDIT DRAW. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit in the Series 2003-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of
          (x) or (y) the Trustee shall on such Business Day draw on the Series 2003-1 Letters of Credit, if any, an amount equal to the lesser of (i) Series 2003-1 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2003-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2003-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER, that if the

          Series 2003-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2003-1 Cash Collateral Account and deposit in the Series 2003-1 Distribution Account an amount equal to the lesser of (x) the Series 2003-1 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2003-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2003-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2003-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2003-1 Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 2003-1 Letters of Credit and the proceeds of any withdrawal from the Series 2003-1 Cash Collateral Account to be deposited in the Series 2003-1 Distribution Account.

          (e) DISTRIBUTION. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2003-1 Collection Account pursuant to Section 3.5(a) or amounts are deposited in the Series 2003-1 Distribution Account pursuant to Section 3.5(c) and/or (d), the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Purchaser from the Series 2003-1 Distribution Account the amount deposited therein pursuant to
Section 3.5(a), (c), and/or (d).

          Section 3.6. ADMINISTRATOR'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE
A DEPOSIT OR PAYMENT. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator, PROVIDED that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

          Section 3.7. SERIES 2003-1 RESERVE ACCOUNT. (a) ESTABLISHMENT OF SERIES 2003-1 RESERVE ACCOUNT. AFC-II shall establish and maintain in the name of the Series 2003-1 Agent for the benefit of the Series 2003-1 Noteholders, or cause to be established and maintained, an account (the "SERIES 2003-1 RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2003-1 Noteholders. The Series 2003-1 Reserve Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2003-1 Reserve Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below "BBB-" by S&P or "Baa2" by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2003-1 Reserve Account with a new

Qualified Institution. If the Series 2003-1 Reserve Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 2003-1 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2003-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 2003-1 Reserve Account into the new Series 2003-1 Reserve Account. Initially, the Series 2003-1 Reserve Account will be established with The Bank of New York.

          (b) ADMINISTRATION OF THE SERIES 2003-1 RESERVE ACCOUNT. The Administrator may instruct the institution maintaining the Series 2003-1 Reserve Account to invest funds on deposit in the Series 2003-1 Reserve Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2003-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2003-1 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.

          (c) EARNINGS FROM SERIES 2003-1 RESERVE ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2003-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

          (d) SERIES 2003-1 RESERVE ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2003-1 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 2003-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2003-1 Agent, for the benefit of the Series 2003-1 Noteholders, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2003-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2003-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2003-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2003-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "SERIES 2003-1 RESERVE ACCOUNT COLLATERAL"). The Series 2003-1 Agent shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2003-1 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2003-1 Reserve Account. The Series 2003-1 Reserve

Account Collateral shall be under the sole dominion and control of the Series 2003-1 Agent for the benefit of the Series 2003-1 Noteholders. The Series 2003-1 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2003-1 Reserve Account; (ii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2003-1 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

          (e) PREFERENCE AMOUNT WITHDRAWALS FROM THE SERIES 2003-1 RESERVE ACCOUNT OR THE SERIES 2003-1 CASH COLLATERAL ACCOUNT. If the Purchaser notifies the Trustee in writing of the existence of a Preference Amount, then, subject to the satisfaction of the conditions set forth in the next succeeding sentence, on the Business Day on which those conditions are first satisfied, the Trustee shall withdraw from either (x) prior to the Series 2003-1 Letter of Credit Termination Date, the Series 2003-1 Reserve Account or (y) on or after the Series 2003-1 Letter of Credit Termination Date, the Series 2003-1 Cash Collateral Account and pay to the Purchaser an amount equal to such Preference Amount. Prior to any withdrawal from the Series 2003-1 Reserve Account or the Series 2003-1 Cash Collateral Account pursuant to this Section 3.7(e), the Trustee shall have received (i) a certified copy of the order requiring the return of such Preference Amount; (ii) an opinion of counsel satisfactory to the Trustee that such order is final and not subject to appeal; and (iii) a release as to any claim against AFC-II by the Purchaser for any amount paid in respect of such Preference Amount. On the Business Day after the Series 2003-1 Letter of Credit Termination Date, the Trustee shall transfer the amount on deposit in the Series 2003-1 Reserve Account to the Series 2003-1 Cash Collateral Account.

          (f) SERIES 2003-1 RESERVE ACCOUNT SURPLUS. In the event that the Series 2003-1 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2003-1 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, shall withdraw from the Series 2003-1 Reserve Account an amount equal to the Series 2003-1 Reserve Account Surplus and shall pay such amount to AFC-II.

          (g) TERMINATION OF SERIES 2003-1 RESERVE ACCOUNT. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2003-1 Noteholders and payable from the Series 2003-1 Reserve Account as provided herein, shall withdraw from the Series 2003-1 Reserve Account all amounts on deposit therein for payment to AFC-II.

          Section 3.8. SERIES 2003-1 LETTERS OF CREDIT AND SERIES 2003-1 CASH COLLATERAL ACCOUNT. (a) SERIES 2003-1 LETTERS OF CREDIT AND SERIES 2003-1 CASH COLLATERAL ACCOUNT CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 2003-1 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 2003-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2003-1 Noteholders, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 2003-1 Letter of Credit; (ii) the Series 2003-1 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2003-1 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2003-1 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2003-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2003-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the "SERIES 2003-1 CASH COLLATERAL ACCOUNT COLLATERAL"). The Trustee shall, for the benefit of the Series 2003-1 Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2003-1 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2003-1 Cash Collateral Account. The Series 2003-1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2003-1 Noteholders. The Series 2003-1 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2003-1 Cash Collateral Account; (ii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2003-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and
(iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

          (b) SERIES 2003-1 LETTER OF CREDIT EXPIRATION DATE. If prior to the date which is ten (10) days prior to the then scheduled Series 2003-1 Letter of Credit Expiration Date with respect to any Series 2003-1 Letter of Credit, excluding the amount available to be drawn under such Series 2003-1 Letter of Credit but taking into account each substitute Series 2003-1 Letter of Credit which has been obtained from a Series 2003-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2003-1 Enhancement Amount would be equal to or more than the Series 2003-1 Required Enhancement Amount and the Series 2003-1 Liquidity Amount would be equal to or greater than the Series 2003-1 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Series 2003-1 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 2003-1 Letter of Credit Expiration Date with respect to any Series 2003-1 Letter of Credit, excluding the amount available to be drawn under such Series 2003-1 Letter of Credit but taking into account a substitute Series 2003-1 Letter of Credit which has been obtained from a Series 2003-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2003-1 Enhancement Amount would be less than the Series 2003-1 Required Enhancement Amount or the Series 2003-1 Liquidity Amount would be less than the Series 2003-1 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Series 2003-1 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2003-1 Required Enhancement Amount over the Series 2003-1 Enhancement Amount, excluding the available amount under such expiring Series 2003-1 Letter of Credit but taking into account any substitute Series 2003-1 Letter of Credit which has been obtained from a Series 2003-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (B) the excess, if any, of the Series 2003-1 Required Liquidity Amount over the Series 2003-1 Liquidity Amount, excluding the available amount under such expiring Series 2003-1 Letter of Credit but taking into account any substitute Series 2003-1 Letter of Credit which has been obtained from a Series 2003-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount available to be drawn on such expiring Series 2003-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Series 2003-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2003-1 Cash Collateral Account.

          If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 3.8(b) on or prior to the date that is two Business Days prior to each Series 2003-1 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2003-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2003-1 Cash Collateral Account.

          (c) SERIES 2003-1 LETTER OF CREDIT PROVIDERS. The Administrator shall notify the Trustee in writing within one Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2003-1 Letter of Credit Provider has fallen below "A" as determined by Standard & Poor's or "A2" as determined by Moody's or (ii) the short-term senior unsecured debt credit rating of any Series 2003-1 Letter of Credit Provider has fallen below "A-1" as determined by Standard & Poor's or "P-1" as determined by Moody's. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2003-1 Required Enhancement Amount over the Series 2003-1 Enhancement Amount, excluding the available amount under the Series 2003-1 Letter of Credit issued by such Series 2003-1 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2003-1 Required Liquidity Amount over the Series 2003-1 Liquidity Amount, excluding the available amount under such Series 2003-1 Letter of Credit, on such date, and
(ii) the amount available to be drawn on such Series 2003-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 2003-1 Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause
(ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2003-1 Cash Collateral Account.

          (d) DRAWS ON THE SERIES 2003-1 LETTERS OF CREDIT. If there is more than one Series 2003-1 Letter of Credit on the date of any draw on the Series 2003-1 Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 2003-1 Letter of Credit in an amount equal to the LOC Pro Rata Share of the Series 2003-1 Letter of Credit Provider issuing such Series 2003-1 Letter of Credit of the amount of such draw on the Series 2003-1 Letters of Credit.

          (e) ESTABLISHMENT OF SERIES 2003-1 CASH COLLATERAL ACCOUNT. On or prior to the date of any drawing under a Series 2003-1 Letter of Credit pursuant to Section 3.8(b) or (c) above, AFC-II shall establish and maintain in the name of the Trustee for the benefit of the Series 2003-1 Noteholders, or cause to be established and maintained, an account (the "SERIES 2003-1 CASH COLLATERAL ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2003-1 Noteholders. The Series 2003-1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2003-1 Cash Collateral Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below "BBB-" by S&P or "Baa3" by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2003-1 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2003-1 Cash Collateral Account. If a new Series 2003-1 Cash Collateral Account is established, AFC-II shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2003-1 Cash Collateral Account into the new Series 2003-1 Cash Collateral Account.

          (f) ADMINISTRATION OF THE SERIES 2003-1 CASH COLLATERAL ACCOUNT. AFC-II may instruct (by standing instructions or otherwise) the institution maintaining the Series 2003-1 Cash Collateral Account to invest funds on deposit in the Series 2003-1 Cash Collateral Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2003-1 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2003-1 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of AFC-II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 2003-1 Cash Collateral Account. AFC-II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2003-1 Cash Collateral Account shall remain uninvested.

          (g) EARNINGS FROM SERIES 2003-1 CASH COLLATERAL ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2003-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

          (h) SERIES 2003-1 CASH COLLATERAL ACCOUNT SURPLUS. In the event that the Series 2003-1 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2003-1 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2003-1 Cash Collateral Account an amount equal to the Series 2003-1 Cash Collateral Account Surplus and shall pay such amount: FIRST, to the Series 2003-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2003-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2003-1 Reimbursement Agreement, and, SECOND, to AFC-II any remaining amount.

          (i) TERMINATION OF SERIES 2003-1 CASH COLLATERAL ACCOUNT. Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2003-1 Noteholders and payable from the Series 2003-1 Cash Collateral Account as provided herein, shall withdraw from the Series 2003-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 3.8(h) above) and shall pay such amounts: FIRST, to the Series 2003-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2003-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2003-1 Reimbursement Agreement, and, SECOND, to AFC-II any remaining amount.

          (j) TERMINATION DATE DEMANDS ON THE SERIES 2003-1 LETTERS OF CREDIT. Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Series 2003-1 Letter of Credit Termination Date, the Administrator shall determine the Series 2003-1 Demand Note Payment Amount as of the Series 2003-1 Letter of Credit Termination Date. If the Series 2003-1 Demand Note Payment Amount is greater than zero, then the Administrator shall instruct the Trustee in writing to draw on the Series 2003-1 Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the excess of the Series 2003-1 Demand Note Payment Amount over the Series 2003-1 Available Reserve Account Amount (prior to giving effect to any transfer to the Series 2003-1 Cash Collateral Account pursuant to Section 3.7(e) on such date) and (ii) the Series 2003-1 Letter of Credit Liquidity Amount on the Series 2003-1 Letters of Credit by presenting to each Series 2003-1 Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand; PROVIDED, HOWEVER, that if the Series 2003-1 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2003-1 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) or (ii) on such Business Day on the Series 2003-1 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee. The Trustee shall cause the Termination Date Disbursement to be deposited in the Series 2003-1 Cash Collateral Account.

          Section 3.9. SERIES 2003-1 DISTRIBUTION ACCOUNT. (a) ESTABLISHMENT OF SERIES 2003-1 DISTRIBUTION ACCOUNT. The Trustee shall establish and maintain in the name of the Series 2003-1 Agent for the benefit of the Series 2003-1 Noteholders, or cause to be established and maintained, an account (the "SERIES 2003-1 DISTRIBUTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2003-1 Noteholders. The Series 2003-1 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2003-1 Distribution Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below "BBB-" by S&P or "Baa3" by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2003-1 Distribution Account with a new Qualified Institution. If the Series 2003-1 Distribution Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 2003-1 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2003-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 2003-1 Distribution Account into the new Series 2003-1 Distribution Account. Initially, the Series 2003-1 Distribution Account will be established with The Bank of New York.

          (b) ADMINISTRATION OF THE SERIES 2003-1 DISTRIBUTION ACCOUNT. The Administrator may instruct the institution maintaining the Series 2003-1 Distribution Account to invest funds on deposit in the Series 2003-1 Distribution Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2003-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2003-1 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.

          (c) EARNINGS FROM SERIES 2003-1 DISTRIBUTION ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2003-1 Distribution Account shall be deemed to be on deposit and available for distribution.

          (d) SERIES 2003-1 DISTRIBUTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2003-1 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 2003-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2003-1 Agent, for the benefit of the Series 2003-1 Noteholders, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2003-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time;

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(iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2003-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2003-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2003-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "SERIES 2003-1 DISTRIBUTION ACCOUNT COLLATERAL"). The Series 2003-1 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 2003-1 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2003-1 Distribution Account. The Series 2003-1 Distribution Account Collateral shall be under the sole dominion and control of the Series 2003-1 Agent for the benefit of the Series 2003-1 Noteholders. The Series 2003-1 Agent hereby agrees
(i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2003-1 Distribution Account; (ii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2003-1 Distribution Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in
Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

          Section 3.10. SERIES 2003-1 DEMAND NOTES CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 2003-1 NOTES. In order to secure and provide for the repayment and payment of the obligations with respect to the Series 2003-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2003-1 Noteholders, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2003-1 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2003-1 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, AFC-II shall deliver to the Trustee, for the benefit of the Series 2003-1 Noteholders, each Series 2003-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2003-1 Noteholders, shall be the only Person authorized to make a demand for payments on the Series 2003-1 Demand Notes.

          Section 3.11. PAYMENTS TO PURCHASER. Notwithstanding anything to the contrary herein or in the Base Indenture, amounts distributable by AFC-II, the Trustee, the Paying Agent or the Administrator to the Purchaser shall be paid by wire transfer of immediately available funds no later than 3:00 p.m. (New York time) for credit to the account or accounts designated by the Purchaser.

                                   ARTICLE IV

                               AMORTIZATION EVENTS

          In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2003-1

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Notes and collectively shall constitute the Amortization Events set forth in
Section 9.1(n) of the Base Indenture with respect to the Series 2003-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2003-1 Notes):

          (a) a Series 2003-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2003-1 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

          (b) either the Series 2003-1 Liquidity Amount shall be less than the Series 2003-1 Required Liquidity Amount or the Series 2003-1 Available Reserve Account Amount shall be less than the Series 2003-1 Required Reserve Account Amount for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

          (c) an AESOP I Operating Lease Vehicle Deficiency shall occur and continue for at least two (2) Business Days;

          (d) the Collection Account, the Series 2003-1 Collection Account, the Series 2003-1 Excess Collection Account or the Series 2003-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

          (e) all principal of and interest on the Series 2003-1 Notes is not paid on the Series 2003-1 Expected Final Distribution Date;

          (f) any Series 2003-1 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 2003-1 Enhancement Deficiency would result from excluding such Series 2003-1 Letter of Credit from the Series 2003-1 Enhancement Amount or (y) the Series 2003-1 Liquidity Amount, excluding therefrom the available amount under such Series 2003-1 Letter of Credit, would be less than the Series 2003-1 Required Liquidity Amount;

          (g) from and after the funding of the Series 2003-1 Cash Collateral Account, the Series 2003-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either
     (x) a Series 2003-1 Enhancement Deficiency would result from excluding the Series 2003-1 Available Cash Collateral Account Amount from the Series 2003-1 Enhancement Amount or (y) the Series 2003-1 Liquidity Amount, excluding therefrom the Series 2003-1 Available Cash Collateral Amount, would be less than the Series 2003-1 Required Liquidity Amount;

          (h) an Event of Bankruptcy shall have occurred with respect to any Series 2003-1 Letter of Credit Provider or any Series 2003-1 Letter of Credit Provider repudiates its Series 2003-1 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2003-1 Enhancement Deficiency would result from excluding such Series 2003-1 Letter of Credit from the Series 2003-1 Enhancement Amount or (y) the Series 2003-1 Liquidity Amount, excluding therefrom the available amount under such Series 2003-1 Letter of Credit, would be less than the Series 2003-1 Required Liquidity Amount;

          (i) the occurrence of an Event of Bankruptcy with respect to any Permitted Sublessee; and

          (j)   a Change in Control shall have occurred.

          In the case of an event described above, an Amortization Event with respect to the Series 2003-1 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2003-1 Noteholders, immediately upon the occurrence of such event. Amortization Events with respect to the Series 2003-1 Notes described above may be waived with the written consent of the Series 2003-1 Noteholders.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

          Section 5.1. CONDITIONS PRECEDENT TO EFFECTIVENESS OF SUPPLEMENT. This Supplement shall become effective on the date (the "EFFECTIVE DATE") on which the following conditions precedent have been satisfied or waived:

          (a) DOCUMENTS. The Purchaser shall have received a copy, each executed and delivered in form and substance satisfactory to it of (i) the Base Indenture, executed by a duly authorized officer of each of AFC-II and the Trustee, (ii) this Supplement, executed by a duly authorized officer of each of AFC-II, the Administrator, the Trustee and the Purchaser, (iii) each Lease, executed by a duly authorized officer of each of AGH, ARAC, as Lessee and Administrator and the Lessor party thereto, (iv) each Loan Agreement, executed by a duly authorized officer of each of AFC-II, the Lessor party thereto and the Permitted Nominees party thereto, (v) each Vehicle Title and Lienholder Nominee Agreement, executed by the duly authorized officer of each of the Permitted Nominee party thereto, ARAC, AGH, the Lessor party thereto and the Trustee and (vi) the Administration Agreement, executed by a duly authorized officer of each of AFC-II and the Administrator.

          (b) CORPORATE DOCUMENTS; PROCEEDINGS OF AFC-II, THE ADMINISTRATOR, AESOP LEASING, AESOP LEASING II, ORIGINAL AESOP, ARAC AND AGH. The Purchaser shall have received from AFC-II, AESOP Leasing, AESOP Leasing II, Original AESOP, Cherokee, ARAC and AGH true and complete copies of:

                (i) to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

                (ii) a certificate of the Secretary or an Assistant Secretary of such Person, dated on or prior to the Effective Date and certifying
          (A) that attached thereto is a true and complete copy of the bylaws, limited liability company agreement or partnership agreement of such Person, as the case may be, as in effect on the Series 2003-1 Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Purchaser, of the Board of Directors or Managers of such Person or committees thereof authorizing the execution, delivery and performance of this Supplement and the Related Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing this Supplement and the Related Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

                (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

          (c) REPRESENTATIONS AND WARRANTIES. All representations and warranties of each of AFC-II, the Administrator, AESOP Leasing, AESOP Leasing II, Original AESOP, each of the Permitted Nominees, Cherokee, ARAC and AGH contained in each of the Related Documents shall be true and correct as of the Series 2003-1 Closing Date.

          (d) NO AMORTIZATION EVENT, POTENTIAL AMORTIZATION EVENT OR AESOP I OPERATING LEASE VEHICLE DEFICIENCY. No Amortization Event or Potential Amortization Event in respect of the Series 2003-1 Notes or any other Series of Notes shall exist and no AESOP I Operating Lease Vehicle Deficiency shall exist.

          (e) LIEN SEARCHES. The Purchaser shall have received a written search report listing all effective financing statements that name each of AFC-II, AESOP Leasing, AESOP Leasing II, Original AESOP the Permitted Nominees or ARAC as debtor or assignor and that are filed in the State of New York, the State of Delaware and in any other jurisdictions that the Purchaser determines are necessary or appropriate, together with copies of such financing statements, and tax and judgment lien searches showing no such liens that are not permitted by the Base Indenture, this Supplement or the Related Documents.

          (f) LEGAL OPINIONS. The Purchaser shall have received, with a counterpart addressed to the Trustee, opinions of counsel required by
     Section 2.2(f) of the Base Indenture and opinions of counsel with respect to such other matters as may be reasonably requested by the Purchaser, in form and substance reasonably acceptable to the addressees thereof.

          (g) FEES AND EXPENSES. The Purchaser shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to the Purchaser on or before the Effective Date.

          (h) ESTABLISHMENT OF ACCOUNTS. The Purchaser shall have received evidence reasonably satisfactory to it that the Series 2003-1 Collection Account, the Series 2003-1 Reserve Account and the Series 2003-1 Distribution Account shall have been established in accordance with the terms and provisions of the Indenture.

          (i) OPINION. The Purchaser shall have received an opinion of counsel to the Trustee as to the due authorization, execution and delivery by the Trustee of this Supplement and the due execution, authentication and delivery by the Trustee of the Series 2003-1 Notes.

          (j) PROCEEDINGS. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Related Documents shall be satisfactory in form and substance to the Purchaser and its counsel.

                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES, COVENANTS

          Section 6.1. REPRESENTATIONS AND WARRANTIES OF AFC-II AND THE ADMINISTRATOR. (a) AFC-II and the Administrator each hereby represents and warrants to the Trustee and the Purchaser that:

          (i) each and every of their respective representations and warranties contained in the Related Documents is true and correct as of the Series 2003-1 Closing Date and true and correct in all material respects as of the Series 2003-1 Initial Funding Date and as of the date of each Increase; and

          (ii) as of the Series 2003-1 Closing Date, they have not engaged, in connection with the offering of the Series 2003-1 Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (b) AFC-II hereby represents and warrants to the Trustee and the Purchaser that each of the Series 2003-1 Notes has been duly authorized and executed by AFC-II and when duly authenticated by the Trustee and delivered to the Purchaser in accordance with the terms of this Supplement will constitute legal, valid and binding obligations of AFC-II enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

          Section 6.2. COVENANTS OF AFC-II AND THE ADMINISTRATOR. AFC-II and the Administrator hereby agree, in addition to their obligations hereunder, that:

          (a) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Base Indenture and all other Related Documents to which each is a party;

          (b) they shall afford the Purchaser and the Trustee or any representatives of the Purchaser or the Trustee access to all records relating to the Leases, the Vehicles, the Manufacturer Programs and the Loan Agreements at any reasonable time during regular business hours, upon reasonable prior notice (and with one Business Day's prior notice if an Amortization Event with respect to the Series 2003-1 Notes shall have been deemed to have occurred or shall have been declared to have occurred), for purposes of inspection and shall permit the Purchaser, the Trustee or any representative of the Purchaser or the Trustee to visit any of AFC-II's or the Administrator's, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of AFC-II or the Administrator with their respective officers and employees and with their independent certified public accountants;

          (c) they shall promptly provide such additional financial and other information with respect to the Related Documents, AFC-II, the Lessors, the Permitted Nominees, the Lessees, the Guarantor, the Related Documents or the Manufacturer Programs as the Purchaser may from time to time reasonably request; and

          (d) they shall provide to the Purchaser simultaneously with delivery to the Trustee copies of information furnished to the Trustee or AFC-II pursuant to the Related Documents as such information relates to all Series of Notes generally or specifically to the Series 2003-1 Notes or the Series 2003-1 Collateral;

                                   ARTICLE VII

                                     GENERAL

          Section 7.1. SUCCESSORS AND ASSIGNS (a). (b) This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that AFC-II and the Purchaser may not assign or transfer any of its rights under this Supplement without the prior written consent of the other party.

          Section 7.2. SECURITIES LAW. The Purchaser hereby represents and warrants to AFC-II that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has sufficient assets to bear the economic risk of, and sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of, its investment in a Series 2003-1 Note. The Purchaser agrees that its Series 2003-1 Note will be acquired for investment only and not with a view to any public distribution thereof, and that the

Purchaser will not offer to sell or otherwise dispose of its Series 2003-1 Note (or any interest therein) in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. The Purchaser acknowledges that it has no right to require AFC-II to register its Series 2003-1 Note under the Securities Act or any other securities law. The Purchaser hereby confirms and agrees that in connection with any transfer by it of an interest in the Series 2003-1 Note, the Purchaser has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          Section 7.3. ADJUSTMENTS; SET-OFF. In addition to any rights and remedies of the Purchaser provided by law, the Purchaser shall have the right, without prior notice to AFC-II, any such notice being expressly waived by AFC-II to the extent permitted by applicable law, upon any amount becoming due and payable by AFC-II hereunder or under the Series 2003-1 Notes to set-off and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Purchaser to or for the credit or the account of AFC-II. The Purchaser agrees promptly to notify AFC-II and the Administrator after any such set-off and application made by the Purchaser; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

          Section 7.4. NO BANKRUPTCY PETITION. (a) The Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the later of payment in full of all Series of Notes, it will not institute against, or join any other Person in instituting against, AFC-II any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

          (b) This covenant shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

          Section 7.5. LIMITED RECOURSE. No recourse under any obligation, covenant or agreement of the Purchaser contained herein shall be had against any incorporator, stockholder, officer, director, employee or agent of the Purchaser or any of its Affiliates by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Supplement is solely a corporate obligation of the Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, employee or agent of the Purchaser or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the Purchaser contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Supplement; PROVIDED that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 7.5 shall survive termination of this Supplement.

          Section 7.6. COSTS AND EXPENSES. AFC-II agrees to pay on demand (x) all reasonable out-of-pocket costs and expenses of the Purchaser (including, without limitation, reasonable fees and disbursements of counsel to the Purchaser) in connection with (i) the preparation, execution and delivery of this Supplement and the other Related Documents and any amendments or waivers of, or consents under, any such documents and (ii) the enforcement by the Purchaser of the obligations and liabilities of AFC-II, the Lessors, the Lessees, the Guarantor and the Administrator under the Indenture, this Supplement, the other Related Documents or any related document and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other Related Documents and (y) all reasonable out of pocket costs and expenses of the Purchaser (including, without limitation, reasonable fees and disbursements of counsel to the Purchaser) in connection with the administration of this Supplement and the other Related Documents. Any payments made by AFC-II pursuant to this Section 7.6 shall be made solely from funds available in the Series 2003-1 Distribution Account, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against AFC-II to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

          Section 7.7. EXHIBITS. The following exhibits attached hereto supplement the exhibits included in the Indenture.

          EXHIBIT A:              Form of Variable Funding Note
          EXHIBIT B:              Form of Increase Notice
          EXHIBIT C:              Form of Series 2003-1 Demand Note
          EXHIBIT D:              Form of Series 2003-1 Letter of Credit
          EXHIBIT E:              Form of Lease Payment Deficit Notice
          EXHIBIT F:              Form of Demand Notice

          Section 7.8. RATIFICATION OF BASE INDENTURE. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

          Section 7.9. COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          Section 7.10. GOVERNING LAW. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

          Section 7.11. AMENDMENTS. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture.

          Section 7.12. DISCHARGE OF INDENTURE. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2003-1 Notes without the consent of the Series 2003-1 Noteholder.

          Section 7.13. CAPITALIZATION OF AFC-II. AFC-II agrees that on the Series 2003-1 Closing Date and on the date of any increase in the Series 2003-1 Maximum Invested Amount it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2003-1 Maximum Invested Amount and
(y) the invested amount of the Series 1998-1 Notes, Series 2000-1 Notes, Series 2000-2 Notes, Series 2000-3 Notes, the Series 2000-4 Notes, the Series 2001-1 Notes, the Series 2001-2 Notes, the Series 2002-1 Notes, the Series 2002-2 Notes, the Series 2002-3 Notes and the Series 2002-4 Notes.

          Section 7.14. SERIES 2003-1 DEMAND NOTES. Other than pursuant to a demand thereon pursuant to Section 3.5 of this Supplement, AFC-II shall not reduce the amount of the Series 2003-1 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2003-1 Demand Notes after such reduction or forgiveness is less than the Series 2003-1 Letter of Credit Liquidity Amount. AFC-II shall not agree to any amendment of the Series 2003-1 Demand Notes without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

          Section 7.15. TERMINATION OF SUPPLEMENT. This Supplement shall cease to be of further effect when all outstanding Series 2003-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2003-1 Notes which have been replaced or paid) to the Trustee for cancellation and AFC-II has paid all sums payable hereunder and, if the Series 2003-1 Demand Note Payment Amount on the Series 2003-1 Letter of Credit Termination Date was greater than zero, the Series 2003-1 Cash Collateral Account Surplus shall equal zero and all amounts have been withdrawn from the Series 2003-1 Cash Collateral Account in accordance with Section 3.8(h) of this Supplement.

          Section 7.16. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or the Purchaser, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 7.17. WAIVER OF SETOFF. Notwithstanding any other provision of this Supplement or any other agreement to the contrary, all payments to the Purchaser hereunder shall be made without set-off or counterclaim.

          Section 7.18. NOTICES. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of AFC-II, the Administrator and the Trustee in the manner set forth in Section
13.1 of the Base Indenture and addressed as follows:

          If to AFC-II:

          AESOP Funding II L.L.C.
          c/o Lord Securities Corporation
          48 Wall Street, 27th Floor
          New York, New York 10005
          Attn: Dean A Christiansen
          Phone: (212) 346-9000
          Fax: (212) 346-9012

          If to the Administrator:
          Avis Rent A Car System, Inc.
          6 Sylvan Way
          Parsippany, New Jersey 07054
          Attn: Treasurer
          Phone: (973) 496-5176
          Fax: (973) 496-3950

          If to the Trustee:

          The Bank of New York
          c/o BNY Midwest Trust Company
          2 North LaSalle Street, Suite 1020
          Chicago, Illinois  60602
          Attn: Corporate Trust/Structured Finance
          Phone: (312) 827-8569
          Fax: (312) 827-8562

          and (ii) in the case of the Purchaser, in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, in the case of facsimile notice, when received, or in the case of overnight air courier, one Business Day after the date such notice is delivered to such overnight courier, addressed as follows:

          Cendant Corporation
          1 Campus Drive
          Parsippany, New Jersey  07054
          Attn: Treasurer
          Phone: (973) 496-7312
          Fax: (973) 496-5852

          IN WITNESS WHEREOF, each of the parties hereto have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       AESOP FUNDING II L.L.C.,
                                         as Issuer


                                       By:  /s/ Lori Gebron
                                           -------------------------------------
                                           Name: Lori Gebron
                                           Title: Vice President


                                       AVIS RENT A CAR SYSTEM, INC.,
                                         as Administrator


                                       By:  /s/ Gerard J. Kennell
                                           -------------------------------------
                                           Name: Gerard J. Kennell
                                           Title: Vice President and Assistant
                                                    Treasurer

                                       CENDANT CORPORATION,
                                         as Purchaser


                                       By:  /s/ Duncan H. Cocroft
                                           -------------------------------------
                                           Name: Duncan H. Cocroft
                                           Title: Executive Vice President and
                                                    Treasurer

                                       THE BANK OF NEW YORK (as successor in
                                           interest to the corporate trust
                                           administration of Harris Trust and
                                           Savings Bank), as Trustee


                                       By:  /s/ Eric A. Lindahl
                                           -------------------------------------
                                           Name: Eric A. Lindahl
                                           Title: Agent


                                       THE BANK OF NEW YORK, as Series 2003-1
                                         Agent


                                       By:  /s/ Eric A. Lindahl
                                           -------------------------------------
                                           Name: Eric A. Lindahl
                                           Title: Agent